Exhibit 99.2



                        CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Barnes Group Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Denninger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002 that:

      1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William C. Denninger
------------------------
William C. Denninger
Chief Financial Officer
August 13, 2002